UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: July 20, 2015

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

000-28731

98-0211356

(Commission File Number)

(IRS Employer Identification Number)

Josef Mettler, Chief Executive Officer

Seestrasse 97, Oberrieden, Switzerland CH-8942

(Address of principal executive offices)

011 41 43 388 40 60

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

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Item 7.01

Regulation FD Disclosure.

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Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of a presentation, dated July 20, 2015, to be used by the management of SunVesta, Inc. (the

“Company”)  in conducting meetings with prospective lenders (the “Investor Meetings”) with the intention of raising secured debt financing in an amount of approximately $100 million. A copy of the presentation is available on the website of our wholly-owned subsidiary SunVesta Holding AG. There can be no assurance that the proposed secured debt financing transaction will be successful for the amount contemplated or any other amount.

The financial projections contained in the accompanying presentation were not prepared in accordance with standards for projections promulgated by the American Institute of Certified Public

Accountants or with a view to compliance with published guidelines of the Securities and Exchange

Commission regarding projections or forecasts.  Neither the Company’s independent public accountants nor any other independent accountants have compiled, examined or performed any procedures with respect to the financial projections contained therein to determine the reasonableness thereof, nor have they expressed any opinion or any other form of assurance on such information or its achievability.  As the financial projections cover future years, such information by its nature becomes less reliable with each successive year. While they may be presented with numeric specificity, the projections reflect numerous assumptions made by the Company’s management, all of

which are difficult to predict and many of which are beyond the Company’s control.   Accordingly,

there can be no assurance that the assumptions used in preparing the projections will prove accurate.

The accompanying presentation contains certain forward-looking non-GAAP financial measures.

EBITDA is a non-GAAP measure of liquidity and should be viewed as a supplement to, not a

substitute for, results of operations presented on a GAAP basis.   The Company’s presentation of non-

GAAP financial measures may not be comparable to similar non-GAAP measures used by other companies.

In 2013, we commissioned HVS Consulting and Valuation Services (“HVS”), a leading hotel consulting and valuation firm that provides services in over 60 countries around the world, to carry out a comprehensive market study for our Paradisus Papagayo Bay Resort & Luxury Villas project. In

2014, HVS also produced a valuation report for the project. In early 2015, we commissioned an updated combined report by HVS to take into account current market conditions and the progress of the development of the project.  The updated report was issued by HVS on March 4, 2015. The report,

in summary format (the “Summary HVS Report”) is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Company’s management intends to use the

Summary HVS Report in conducting the Investor Meetings.

As noted in the Summary HVS Report, the valuation by HVS of the project presented therein was based, among other information and factors, on an inspection of the project site, market research and valuation techniques set forth in textbooks authored by HVS and is subject to a number of assumptions and limiting conditions as set out in the Summary HVS Report.

Cautionary Note Regarding Forward-Looking Statements

The accompanying presentation and Summary HVS Report and related discussion contain forward-

looking statements within the meaning of the Private Securities Litigation Reform Act of

1995.  Forward-looking statements are not guarantees of performance. They represent our current intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. These statements are based on certain assumptions that, although believed to be reasonable at this time, may prove to be erroneous. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “projects”, “forecasts”, “approximates,”

“believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in the presentation. We note in particular the following forward-looking statements that have been included in this presentation: our financial projections; the estimated completion dates of various stages of the project; the estimated project cost and cost to complete the project; the timing of negotiations with contractors; and expectations regarding concessions and approvals.  Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. In addition, the valuation methodology for our Paradisus Papagayo

Bay Resort & Luxury Villas project is subject to a number of assumptions, including that the resort realizes the projected occupancy rates. Although the estimate of the value of the project is HVS’s best estimate, we can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the estimated value of project.  You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of the presentation.

All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We not undertake any obligation to release publicly any revisions to these forward-

looking statements to reflect events or circumstances occurring after the date that they were made.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 or furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of

Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act. The disclosure in this Current Report of any information (financial or otherwise) does not constitute an admission that such information is material.

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Item 9.01

Financial Statements and Exhibits.

__________________________________________________________________________________

(d)

Exhibits.

99.1  Project Presentation, dated July 20, 2015.

99.2  Summary HVS Report, dated March 4, 2015.

______________________________________________________________________________

SIGNATURE

_____________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNVESTA, INC.

(Registrant)

By:      /s/ Josef Mettler

Name: Josef Mettler

Title:   Chief Executive Officer, Chief Financial

Officer, Principal Accounting Officer and

Director

Date:  July 20, 2015

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